UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 16, 2015, Odyssey Marine Exploration, Inc. (“Odyssey”) filed its Annual Report on Form 10-K (the “Form 10-K”) for the fiscal year ended December 31, 2014, with the Securities and Exchange Commission. On March 16, 2015, Odyssey hosted a conference call and webcast to discuss the information regarding Odyssey’s financial condition and results of operations set forth in the Form 10-K, as well as certain recent events. A copy of the transcript of the conference call and webcast held by Odyssey on March 16, 2015, is attached hereto as Exhibit 99.1.

The information required to be furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, except if we specifically incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

The disclosure set forth under Item 2.02 (Results of Operations and Financial Condition) is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1	Transcript of the conference call and webcast held by Odyssey on March 16, 2015 (furnished pursuant to Item 2.02).

Participants in the Solicitation

The Company and its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions discussed during the conference call and webcast (the “proposed transactions”). Information about the directors and executive officers, including their interests in the transactions, will be included in the Company’s proxy statement relating to the proposed transactions when it becomes available.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be a solicitation of proxies from the Company’s stockholders in connection with the proposed transactions. In connection with the proposed transactions, the Company intends to file a proxy statement and relevant documents with respect to the meeting of stockholders to be held in connection with the proposed transactions with the SEC. The definitive proxy materials will be mailed to the Company’s stockholders in advance of the meeting. Investors and security holders of the Company are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about the Company. The proxy statement, when it becomes available, and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by sending a written request to Odyssey Marine Exploration, Inc., 5215 West Laurel Street, Tampa, Florida 33607, Attention: Corporate Secretary, or by calling the Company at (813) 876-1776. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed transactions.

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: March 16, 2015	By:	/s/ Philip S. Devine
Philip S. Devine
Chief Financial Officer

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